UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

ChemoCentryx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Industrial Road, San Carlos, CA	94070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of June 28, 2022, the Board of Directors (the “Board”) of ChemoCentryx, Inc. (the “Company”) increased the size of the Board from eight to nine members, and upon the recommendation of the Nominating and Corporate Governance Committee and pursuant to the bylaws of the Company appointed Jennifer L. Herron, age 52, as an independent director. Ms. Herron was appointed to serve as a Class I director, with an initial term expiring at the 2024 annual meeting of stockholders of the Company.

Ms. Herron has served as Senior Vice President and Chief Commercial Officer of ADC Therapeutics since November 2019. Before joining ADC Therapeutics, Ms. Herron was Executive Vice President and Chief Commercial Officer at Immunogen from February 2019 to March 2019. She previously served as President and Executive Vice President, Global Commercial, at MorphoSys US from July 2018 to November 2018 and Executive Vice President and Chief Commercial Officer at Ariad Pharmaceuticals from May 2016 to April 2017. Earlier in her career, she held commercial leadership roles with Bristol-Myers Squibb, Novartis Oncology, and SmithKline Beecham Oncology (GlaxoSmithKline).

Ms. Herron holds an MBA from Georgetown University and a BA in Biology and Economics from Lehigh University.

There are no arrangements or understandings between Ms. Herron and any other persons pursuant to which she was selected as a director, and there are no related person transactions (within the meaning of Item 404(a) of Regulation S-K) between Ms. Herron and the Company.

Item 7.01. Regulation FD Disclosure

On July 5, 2022, the Company issued a press release announcing changes to the composition of its Board of Directors. Jennifer L. Herron has been appointed to the Board as an independent director effective June 28, 2022. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01, including the exhibit referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release issued by ChemoCentryx, Inc., dated July 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.

Date: July 5, 2022

	By:	/s/ Susan M. Kanaya

Name:	Susan M. Kanaya
Title:	Executive Vice President Chief Financial and Administrative Officer and Secretary